October 18, 2011

YA Global Investments, L.P.
101 Hudson Street, Suite 3700
Jersey City, NJ  07302

Re:           Secured Party’s Sale Scheduled for October 19, 2011

Dear Mr. Rillo:

Reference is made to that certain public auction foreclosure sale of the undersigned’s assets scheduled to be held by YA Global Investments, L.P. (the “Secured Party”) on October 19, 2011 at 11:00 A.M. EDT (the “Public Sale”) as more fully described in those certain Notifications of Disposition of Collateral dated September 7, 2011 (collectively, the “UCC Notifications”) sent by the Secured Party to the undersigned.  Since the date of the UCC Notifications, the undersigned and the Secured Party have entered into non-binding discussions concerning a possible forbearance arrangement with respect to the Secured Party’s defaulted financing arrangements with the undersigned.  In order to accommodate such discussions, the undersigned have requested that the Secured Party continue the Public Sale until 11:00 A.M. EDT on Monday, October 31, 2011 and the Secured Party has agreed to do so, but only upon the terms and conditions expressly set forth herein.  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned and the Secured Party hereby agree as follows:

1.
The Secured Party hereby agrees to continue the Public Sale until 11:00 A.M. DT on Monday, October 31, 2011.  In consideration o the foregoing agreement by the Secured Party, the undersigned hereby expressly: (a) WAIVE any notice regarding the Public Sale to which they may have been entitled under the terms and conditions of the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned, applicable law, or otherwise, but acknowledge and agree that they have received notice of the Public Sale and of the continuance of the Public Sale as set forth herein and that such notices were reasonable and sufficient in all respects; (b) acknowledge and agree that the proposed terms of the Public Sale are commercially reasonable in all respects, including, without limitation, that the method, time (as continued hereby), place, and terms of the Public Sale are commercially reasonable, and WAIVE any claims(s) the undersigned may have to the contrary; and (c) covenant and agree to enter into a stipulation with Advanced Beauty Solutions, LLC and the Secured Party in the adversary proceeding pending before the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division, known and captioned as Advanced Beauty Solutions, LLC v. Cirtran Corporation, Adv. Case No. 1:08-ap-01363-GM (the “Adversary Proceeding”), extending the deadlines set forth in that certain Order Granting in Part, and Denying in Part, YA Global Investments, L.P.’s Motion for Entry of an Order Clarifying, and Staying the Enforcement of, this Court’s July 11, 2011 Order on Judgment Creditor Advanced Beauty Solutions’ Motion for an Award of Attorney’s Fees entered in the Adversary Proceeding on August 29, 2011 from December 1, 2011 to January 16, 2011.

2.
In further consideration of the Secured Party’s agreement to continue the Public Sale until 11:00 A.M. EDT on Monday, October 31, 2011 set forth in Paragraph 1 hereof, on or before October 26, 2011 the undersigned shall pay to the Secured Party $25,000.00 in good and collected funds to be applied by the Secured Party in reduction of the obligations owed by the undersigned to the Secured Party under the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned in such manner as determined by the Secured Party in its sole and exclusive discretion.

3.
The undersigned hereby further expressly acknowledge and agree that: (a) the Secured Party’s agreement to forbear under that certain Amended and Restated Forbearance Agreement and Amendment dated January 24, 2011 by and between the undersigned and the Secured Party has terminated, and the Secured Party has not subsequently agreed to any forbearance arrangement with the undersigned, or agreed to accept any payment or any payment plan in exchange for forbearance, and (b) the Secured Party’s agreement to take continue the Public Sale until 11:00 A.M. MDT on Monday, October 31, 2011 set forth in Paragraph 1 hereof is not intended to be, and shall not be construed as, (i) a cure or waive of any defaults, events of default, and/or termination events under the under the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned, whether now existing or hereafter arising, (ii) an agreement by the Secured Party to forbear from exercising any of its rights and remedies under the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned, and/or applicable law, or (iii) a waiver, modification, or amendment of the terms and conditions of the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned and/or the Secured Party’s rights and remedies thereunder.  No agreement to forbear, or to waive any defaults, events of default, or termination events under the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned, or to waive, modify, or amend any provisions thereof, shall be binding upon the Secured Party unless and until all necessary internal management approvals have been obtained and such agreement is memorialized in a writing executed by a duly authorized representative of the Secured Party.

4.
The Secured Party hereby expressly reserves all of its rights and remedies under the documents, instruments, and agreements evidencing the Secured Party’s financing arrangements with the undersigned, and applicable law, including, without limitation, all rights in connection with the Public Sale and the right to foreclose its security interests in, or otherwise realize upon, all collateral granted to the Secured Party by the undersigned.  Without limiting the generality of the foregoing, the Secured Party hereby expressly reserves the right to cancel, further continue, or adjourn the Public Sale to such other time or times as the Secured Party may deem proper by announcement made at the Public Sale, and any subsequent adjournment thereof, either before or after the commencement of bidding, without written notice or further publication.

This letter agreement is intended to be executed under seal as of the date set forth above.  If this letter agreement sets forth our understanding, please execute this letter agreement where indicated below.

Very truly yours,

CIRTRAN COPRORATION,
a Nevada corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

RACORE NETWORK, INC.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN - ASIA, INC.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN BEVERAGE CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN MEDIA CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN ONLINE CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN PRODUCTS CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN CORPORATION,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

ACCEPTED AND AGREED:

YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, its Investment Manager

By: /s/ Troy Rillo
Name: Troy Rillo
Title: Sr. Managing Director